UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

Spindle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55151	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Alma School Road, Suite 12500

Mesa, AZ 85210

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-560-9198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 27, 2017, Spindle, Inc. (the “Company”) amended the convertible promissory note (the “Convertible Note”) with Michael Kelly, that was originally signed on October 17, 2017.  At the time of the November 27, 2017 amendment and the original October 17, 2017 note Mr. Kelly was director of the Company (the “Holder”). The principal amount of the Convertible Note was increased $103,000 to $359,000 and still matures on October 17, 2018. The Convertible Note accrues interest at the rate of ten percent (10%) per annum. The Convertible Note may be prepaid by the Company with various redemption premiums applicable depending on when the Company prepays the principal balance. The Convertible Note is convertible into shares of the Company’s common stock at a conversion price of  thirty-five (35%) discount to the lowest trading price during the previous twenty (20)  trading days to the date of a notice of conversion. The Convertible Note is convertible, at the Holder’s election, only after one hundred eighty (180) days after issuance.  As of the date of this Report, the Convertible Note has not been countersigned by Mr. Kelly.  The Company attempted to obtain Mr. Kelly’s signature but was unsuccessful.  As of the date of this Report the principal amount of the Convertible Note due to Mr. Kelly is $219,000.  As a result of Mr. Kelly’s resignation from our board of directors, we assume we will not be able to obtain his signature and disclose the obligation accordingly.  The foregoing summary of Convertible Note is qualified in its entirety by reference to the full text thereof, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of a Director

Effective January 26, 2018, Michael Kelly resigned from our board of directors.

Cautionary Note

IN THE INTERESTS OF FULL AND COMPLETE DISCLOSURE AND THE REQUIREMENTS OF FORM 8-K, THE RESIGNATION LETTER IS BEING FILED IN EXACTLY THE FORM IN WHICH IT WAS PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE RESIGNATION LETTER REFLECTS THE THOUGHTS AND BELIEFS OF MR. KELLY, AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESIGNATION LETTER, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY FORWARD-LOOKING STATEMENTS CONTAINED IN THE RESIGNATION LETTER. STOCKHOLDERS AND INVESTORS ARE STRONGLY ENCOURAGED TO RELY ONLY ON THE INFORMATION ABOUT THE COMPANY CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING THE COMPANY MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note.
10.2	Resignation Letter, dated January 26, 2018, by Michael Kelly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 1, 2018

SPINDLE, INC.

By:	/s/ Jack Scott
Name: Jack Scott
Title: Chief Executive Officer

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